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                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
SonoSight, Inc.:

We consent to the use of our report incorporated herein by reference in the registration statement.

KPMG Peat Marwick LLP


Seattle, Washington
April 3, 1998